Exhibit 10.1

EXECUTION VERSION

ADDITIONAL TRANCHE TERM LOAN AMENDMENT TO
THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This ADDITIONAL TRANCHE TERM LOAN AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of December 23, 2014, by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party hereto and BARCLAYS BANK PLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Third Amended and Restated Credit Agreement dated as of August 10, 2012 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower, each Lender executing a signature page to this Amendment as an “Incremental Lender” (each a “2014A Incremental Lender”) and the Administrative Agent desire to amend the Credit Agreement to establish a Class of Additional Tranche Term Loans in the aggregate principal amount of up to $300,000,000 as provided in Section 2.20 of the Credit Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Section 2. Additional Tranche Term Loans. The Borrower, the 2014A Incremental Lenders and the Administrative Agent agree as follows:

(a)    Establishment of Class. Pursuant to Section 2.20 of the Credit Agreement, there is hereby established under the Credit Agreement a new Class of Term Loans (the “2014A Term Loans”) to be made available by the 2014A Incremental Lenders. The respective amounts of the Term Commitments of each 2014A Incremental Lender to make 2014A Term Loans (each a “2014A Term Commitment”) are as set forth on Schedule A attached hereto. Subject to the terms and conditions hereof and of the other Loan Documents, upon the request from the Borrower to the Administrative Agent pursuant to the following subsection (b), each 2014A Incremental Lender severally and not jointly agrees to make 2014A Term Loans to the Borrower during the period from the Amendment Effective Date (as defined below) through and including March 31, 2015, in an aggregate principal amount of up to $300,000,000. The Borrowing of 2014A Term Loans shall be in an aggregate minimum amount of $15,000,000 and integral multiples of $1,000,000 in excess thereof. Upon the funding of a 2014A Term Loan by a 2014A Incremental Lender, the 2014A Term Commitment of such Lender shall terminate. In addition, at the close of business on March 31, 2015, the 2014A Term Commitments shall terminate if not drawn prior to such date.

(b)    Borrowing Mechanics for 2014A Term Loans. To request a Borrowing of 2014A Term Loans, the Borrower shall submit a Borrowing Request to the Administrative Agent which shall be submitted in the same manner and at the same times as, and subject to the same requirements of, a Borrowing Request for a Revolving Borrowing as provided in Section 2.03(b) of the Credit Agreement. The Borrower may not submit more than one Borrowing Request for 2014A Term Loans.

(c)    Terms of 2014A Term Loans. The terms of the 2014A Term Loans shall be as follows:

(i)    The Maturity Date of the 2014A Term Loans shall be September 20, 2019. The principal balance of the 2014A Term Loans shall be payable in equal consecutive quarterly installments with each such installment equal to 1.25% of the aggregate principal amount of 2014A Term Loans outstanding as of March 31, 2015 (after giving effect to any Borrowing on such date), commencing on March 31, 2015, on the last Business Day of each March, June, September and December of each year.

(ii)    The Borrower agrees to pay to the Administrative Agent for the account of each 2014A Incremental Lender a commitment fee, which shall accrue at 0.375% per annum on the daily amount of the 2014A Term Commitment of such 2014A Increment Lender during the period from and including the Amendment Effective Date to but excluding the date on which the 2014A Term Commitments terminate; provided, that (i) any commitment fee accrued with respect to any of the 2014A Term Commitment of a Defaulting Lender during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall be payable by the Borrower so long as such commitment fee shall otherwise have been due and payable by the Borrower prior to such time of such Lender becoming a Defaulting Lender and (ii) no commitment fee shall accrue on any of the 2014A Term Commitment of a Defaulting Lender so long as such Lender shall be a Defaulting Lender. Accrued commitment fees shall be payable in arrears on the last Business Day of December 2014 and on the date on which the last of the 2014A Term Commitments terminate. All commitment fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

(iii)    The Applicable Rate for the 2014A Term Loans shall be (a) from the Amendment Effective Date until the date of delivery of the financial statements for the first fiscal quarter after the Amendment Effective Date, a percentage, per annum, determined by reference to Category 3 in the below table; and (b) thereafter, at the applicable rate per annum set forth below under the caption “ABR Spread”, or “Eurodollar Spread”, as the case may be, based upon the Borrower’s Leverage Ratio as of the most recent determination date:

Leverage Ratio:	ABR Spread (%)	Eurodollar Spread (%)
Category 1 > 4.50 to 1.00	1.25	2.25
Category 2 > 3.00 to 1.00 but ≤ 4.50 to 1.00	1.00	2.00
Category 3 > 1.75 to 1.00 but ≤ 3.00 to 1.00	0.75	1.75
Category 4 ≤ 1.75 to 1.00	0.50	1.50
Except as set forth below, the Leverage Ratio used on any date to determine the Applicable Rate for 2014A Term Loans shall be that in effect at the end of the most recent fiscal quarter ended prior to such date for which financial statements have been delivered pursuant to Section 5.01 of the Credit Agreement; provided that (i) if any annual or quarterly financial statements required to have been delivered under Section 5.01 of the Credit Agreement shall not have been delivered, the Applicable Rate with respect to, 2014A Term Loans shall, until such financial statements shall have been delivered, be determined by reference to Category 1 in the above table and (ii) in the event of the incurrence of any Additional Tranche Term Loans in addition to the 2014A Term Loans, the Leverage Ratio used on any date on or after the date of such incurrence and prior to the date of delivery pursuant to Section 5.01 of the financial statements for the fiscal quarter during which such incurrence has occurred shall reflect the incurrence of such Additional Tranche Term Loans. The determination of the Applicable Rate for 2014A Term Loans shall be subject to the provisions of Section 2.18(f) of the Credit Agreement.

(iv)    The Borrower shall have the right at any time and from time to time to prepay any Borrowing of 2014A Term Loans in whole or in part, subject to the requirements of Section 2.11 of the Credit Agreement.

(v)    If after the Amendment Effective Date the Borrower or any Restricted Subsidiary shall issue or incur any Capital Markets Indebtedness (as defined below), then the Borrower shall cause to be prepaid an aggregate principal amount of 2014A Term Loans in an amount equal to the lesser of (x) all Net Proceeds received from such issuance or incurrence of Capital Markets Indebtedness and (y) the Prepayment Cap (as defined below) at such time. If at the time of the issuance or incurrence of any Capital Markets Indebtedness the 2014A Term Loan Commitments remain, then the amount of the 2014A Term Commitments shall be reduced by an amount equal to the lesser of (A) all Net Proceeds received from such issuance or incurrence of Capital Markets Indebtedness and (B) $250,000,000. The Borrower shall make any prepayment of the 2014A Term Loans required under this clause (v) on or prior to the date which is 10 Business Days after the receipt by the Borrower or such Restricted Subsidiary of such Net Proceeds. Any reduction in the 2014A Term Commitments required under this clause (v) shall occur at the time of the issuance or incurrence of the applicable Capital Markets Indebtedness requiring such reduction. The provisions of this clause (v) shall cease to apply once the Prepayment Cap is equal to or less than zero. For purposes of this clause (v), the term “Capital Markets Indebtedness” means any Indebtedness (other than Pari Passu Indebtedness) (i) in the form of, or represented by, bonds (other than surety bonds, indemnity bonds, performance bonds or bonds of a similar nature) or other securities or any Guarantee thereof and (ii) that is, or may be, quoted, listed or purchased and sold on any stock exchange, automated trading system or over-the-counter or other securities market (including, without prejudice to the generality of the foregoing, the market for securities eligible for resale pursuant to Rule 144A under the Securities Act), and the term “Prepayment Cap” means an amount equal to $250,000,000 less the aggregate amount of all payments of principal of the 2014A Term Loans, whether pursuant to this clause (v), pursuant to Section 2.11 of the Credit Agreement, or pursuant to Section 2(c)(i) of this Amendment (it being understood that concurrently with any payment of the principal of the Term Loans under the Credit Agreement (other than pursuant to this clause (v), pursuant to Section 2.11(a) with respect to a Borrowing of the 2014A Term Loans or otherwise expressly set forth in any other applicable Additional Tranche Term Loan Amendment), the principal of the 2014A Term Loans shall be deemed paid ratably based on the amounts of the outstanding principal amount of the Term Loans held by the 2014A Incremental Lenders).

(vi)    To the extent any terms or conditions under this Amendment shall contradict or be in conflict with any terms or conditions under Section 2.20 of the Credit Agreement, each Lender party hereto hereby waives any such contradiction or conflict and agrees that the terms and conditions of this Amendment shall control.

Section 3. Conditions Precedent. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions precedent shall have first been satisfied (or waived by all of the 2014A Incremental Lenders):

(a)    The Administrative shall have received counterparts of this Amendment duly executed by the Borrower, the Guarantors and each of the 2014A Incremental Lenders.

(b)    The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the Amendment Effective Date) of (a) the general counsel of the Borrower and (b) Alston & Bird LLP and other counsel for the Loan Parties, covering such matters relating to the Loan Parties or this Amendment as the Administrative Agent shall reasonably request and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

(c)    The Administrative Agent shall have received from the Secretary or Assistant Secretary (or other individual performing similar functions) of each Loan Party a certificate certifying that any certified copies of any articles or certificate of incorporation or formation, operating agreement, partnership agreement, bylaws or similar organizational documents and resolutions of such Loan Party previously delivered to the Administrative Agent with respect to such Loan Party in connection with the Credit Agreement have not been amended, supplemented or otherwise modified since the date of such delivery, or if any of the foregoing has been amended, supplemented or otherwise modified (or, in the case of resolutions, if any additional resolutions regarding the Amendment have been adopted), copies of such amendments, supplements, modifications or resolutions certified by the Secretary or Assistant Secretary (or other individual performing similar functions) of such Loan Party.

(d)    The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming that on the Amendment Effective Date: (i) the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement are satisfied, (ii) the Borrower is in pro forma compliance with the financial covenants set forth in Section 6.01 of the Credit Agreement both immediately before and immediately after the Amendment Effective Date and (iii) after giving effect to the 2014A Term Loans on a pro forma basis (assuming for purposes thereof that the 2014A Term Commitments have been fully drawn), the Borrower and its Restricted Subsidiaries will be in compliance with a Senior Secured Leverage Ratio of not greater than 2.00:1.00.

(e)    The Administrative Agent and each 2014A Incremental Lender shall have received all fees agreed to in writing by the Borrower and the Administrative Agent and to the extent invoiced at least one Business Day prior to the date of this Amendment, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower pursuant to Section 9.03(a) of the Credit Agreement.

Section 4. Representations. The Borrower represents and warrants to the 2014A Incremental Lenders that:

(a)    Authorization. Each of the Borrower and the other Loan Parties has the power and authority, and has taken all requisite corporate actions (including any required shareholder approval) required for the lawful execution, delivery and performance of this Amendment and the performance of the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by each Loan Party, and both this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, moratorium, insolvency, reorganization or similar laws affecting the enforceability of creditors’ rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

(b)    Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party (i) do not and will not violate any provisions of (A) any applicable law, rule or regulation, (B) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Restricted Subsidiary or its or any Restricted Subsidiary’s properties, or (C) the certificate of incorporation, bylaws or other organizational documents of the Borrower or any Restricted Subsidiary, as applicable; (ii) do not and will not be in conflict with, result in a breach of, violate, give rise to a right of prepayment under or constitute a default under, any material contract, indenture, agreement or other instrument or document to which the Borrower or any Restricted Subsidiary is a party, or by which the properties or assets of the Borrower or any Restricted Subsidiary are bound; and (iii) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any Restricted Subsidiary (other than the Liens created by the Loan Documents).

(c)    Representations and Warranties. The representations and warranties of the Borrower set forth in the Credit Agreement as amended hereby are true and correct in all material respects on and as of the Amendment Effective Date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects.

(d)    No Default. At the time of and immediately after giving effect to this Amendment, no Default shall have occurred and be continuing.

Section 5. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 6. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Section 8. Effect. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

Section 9. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic transmission will be effective as delivery of a manually executed counterpart hereof.

Section 10. Confirmation of Loan Documents. As of the date of hereof and after giving effect to this Amendment, the Borrower hereby confirms and ratifies all of its obligations under the Credit Agreement and each other Loan Document to which it is a party. By its execution on the respective signature lines provided below, as of the date hereof and after giving effect to this Amendment, each of the Guarantors hereby (a) confirms and ratifies all of its obligations and the Liens granted by it under the Loan Documents to which it is a party, (b) represents and warrants that the representations and warranties set forth herein, the Credit Agreement and in such other Loan Documents are true and correct in all material respects on the date hereof as if made on and as of such date (except to the extent that any representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall have been true and correct as of such earlier date); provided that any representation and warranty that is qualified as to materiality or material adverse effect shall, after giving effect to such qualifications as set forth therein, be true and correct in all respects and (c) confirms that all references in such Loan Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended hereby as of the date hereof without impairing any such obligations or Liens in any respect. This Amendment is deemed to be a “Loan Document” and an “Additional Tranche Term Loan Amendment” for the purposes of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Additional Tranche Term Loan Amendment to Third Amended and Restated Credit Agreement to be executed as of the date first above written.

HEALTHSOUTH CORPORATION

By:	/s/ Douglas E. Coltharp
Name:	Douglas E. Coltharp
Title:	Executive Vice President and Chief Financial Officer

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GUARANTORS, in each case solely for the purpose of making the representations contained in the second sentence of Section 10:

CMS Jonesboro Rehabilitation, Inc.
CMS Topeka Rehabilitation, Inc.
Continental Medical of Arizona, Inc.
Continental Medical Systems, Inc.
Continental Rehabilitation Hospital of Arizona, Inc.
HEALTHSOUTH LTAC of Sarasota, Inc.
HEALTHSOUTH of Dothan, Inc.
HEALTHSOUTH of Montgomery, Inc.
HEALTHSOUTH of Nittany Valley, Inc.
HealthSouth Rehabilitation Institute of San Antonio (RIOSA), Inc.
HEALTHSOUTH of South Carolina, Inc.
HEALTHSOUTH of Spring Hill, Inc.
HEALTHSOUTH of Treasure Coast, Inc.
HEALTHSOUTH of Yuma, Inc.
HEALTHSOUTH Rehabilitation Center, Inc.
HealthSouth Rehabilitation Hospital The Woodlands, Inc.
HealthSouth Rehabilitation Center of New Hampshire, Inc.
HealthSouth Rehabilitation Hospital of Austin, Inc.
HEALTHSOUTH Rehabilitation Hospital of Manati, Inc.
HealthSouth Rehabilitation Hospital of San Juan, Inc.
HealthSouth Rehabilitation Hospital of Texarkana, Inc.
Lakeshore System Services of Florida, Inc.
Rehab Concepts Corp.
Rehabilitation Hospital of Colorado
Springs, Inc.
Rehabilitation Hospital of Nevada - Las Vegas, Inc.
Sherwood Rehabilitation Hospital, Inc.
Tarrant County Rehabilitation Hospital,
Inc.
Tyler Rehabilitation Hospital, Inc.
Western Neuro Care, Inc.

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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Lakeview Rehabilitation Group Partners

By:	Continental Medical of Kentucky, Inc., its General Partner
Southern Arizona Regional Rehabilitation Hospital, L.P.

By:	Continental Rehabilitation Hospital of Arizona, Inc., its General Partner
Western Medical Rehab Associates, L.P.

By:	Western Neuro Care, Inc.,
its Managing General Partner

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

Advantage Health, LLC
HealthSouth Arizona Real Estate, LLC
HealthSouth Aviation, LLC
HealthSouth Bakersfield Rehabilitation Hospital, LLC
HealthSouth California Real Estate, LLC
HealthSouth Colorado Real Estate, LLC
HealthSouth Deaconess Holdings, LLC
HealthSouth East Valley Rehabilitation Hospital, LLC
HealthSouth Harmarville Rehabilitation Hospital, LLC
HealthSouth Johnson City Holdings, LLC
HealthSouth Joint Ventures Holdings, LLC
HealthSouth Kansas Real Estate, LLC
HealthSouth Kentucky Real Estate, LLC
HealthSouth Littleton Rehabilitation, LLC
HealthSouth Martin County Holdings, LLC
HealthSouth Middletown Rehabilitation Hospital, LLC
HealthSouth Nevada Real Estate, LLC
HealthSouth New Mexico Real Estate, LLC
HealthSouth Pennsylvania Real Estate, LLC
HealthSouth Northern Kentucky Rehabilitation Hospital, LLC
HealthSouth of East Tennessee, LLC
HealthSouth of Erie, LLC
HealthSouth of Fort Smith, LLC
HealthSouth of Pittsburgh, LLC
HealthSouth of Reading, LLC
HealthSouth of Toms River, LLC
HealthSouth of York, LLC
HealthSouth Ohio Real Estate, LLC
HealthSouth Owned Hospitals Holdings, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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HealthSouth Plano Rehabilitation Hospital, LLC
HealthSouth Properties, LLC
HealthSouth Real Estate, LLC
HealthSouth Real Property Holding, LLC
HealthSouth Rehabilitation Hospital at Drake, LLC
HealthSouth Rehabilitation Hospital of Arlington, LLC
HealthSouth Rehabilitation Hospital of Beaumont, LLC
HealthSouth Rehabilitation Hospital of Charleston, LLC
HealthSouth Rehabilitation Hospital of Cypress, LLC
HealthSouth Rehabilitation Hospital of Desert Canyon, LLC
HealthSouth Rehabilitation Hospital of Fort Worth, LLC
HealthSouth Rehabilitation Hospital of Fredericksburg, LLC
HealthSouth Rehabilitation Hospital of Gadsden, LLC
HealthSouth Rehabilitation Hospital of Henderson, LLC
HealthSouth Rehabilitation Hospital of Humble, LLC
HealthSouth Rehabilitation Hospital of Largo, LLC
HealthSouth Rehabilitation Hospital of Las Vegas, LLC
HealthSouth Rehabilitation Hospital of Marion County, LLC
HealthSouth Rehabilitation Hospital of Mechanicsburg, LLC
HealthSouth Rehabilitation Hospital of Miami, LLC
HealthSouth Rehabilitation Hospital of Midland/Odessa, LLC
HealthSouth Rehabilitation Hospital of Modesto, LLC
HealthSouth Rehabilitation Hospital of New Mexico, LLC
HealthSouth Rehabilitation Hospital of Newnan, LLC
HealthSouth Rehabilitation Hospital of Northern Virginia, LLC
HealthSouth Rehabilitation Hospital of Petersburg, LLC
HealthSouth Rehabilitation Hospital of Sarasota, LLC
HealthSouth Rehabilitation Hospital of Seminole County, LLC
HealthSouth Rehabilitation Hospital of Sewickley, LLC
HealthSouth Rehabilitation Hospital of South Jersey, LLC
HealthSouth Rehabilitation Hospital of Sugar Land, LLC
HealthSouth Rehabilitation Hospital of Tallahassee, LLC
HealthSouth Rehabilitation Hospital of Utah, LLC
HealthSouth Rehabilitation Institute of Tucson, LLC
HealthSouth Scottsdale Rehabilitation Hospital, LLC
HealthSouth Sea Pines Holdings, LLC
HealthSouth Specialty Hospital of North Louisiana, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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HealthSouth South Carolina Real Estate, LLC
HealthSouth Sub-Acute Center of Mechanicsburg, LLC
HealthSouth Sunrise Rehabilitation Hospital, LLC
HealthSouth Support Companies, LLC
HealthSouth Texas Real Estate, LLC
HealthSouth Tucson Holdings, LLC
HealthSouth Utah Real Estate, LLC
HealthSouth Valley of the Sun Rehabilitation Hospital, LLC
HealthSouth Walton Rehabilitation Hospital, LLC
HealthSouth West Virginia Real Estate, LLC
New England Rehabilitation Management Co., LLC
Print Promotions Group, LLC
Rebound, LLC
Rehabilitation Hospital Corporation of America, LLC
Rehabilitation Hospital of Plano, LLC
Rehabilitation Institute of Western Massachusetts, LLC

By: /s/ Edmund M. Fay
Name: Edmund M. Fay
Title: Treasurer

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BARCLAYS BANK PLC, as Administrative Agent, as Collateral Agent, as an Incremental Lender and as a Lender
By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Assistant Vice President

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SUNTRUST BANK, as an Incremental Lender and a Lender
By: /s/ Joshua Turner
Name: Joshua Turner
Title: Vice President

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Bank of America, N.A., as an Incremental Lender and a Lender
By: /s/ Joseph L. Corah
Name: Joseph L. Corah
Title: Director

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Citibank, N.A., as an Incremental Lender and a Lender
By: /s/ Laura Fogarty
Name: Laura Fogarty
Title: Vice President

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Goldman Sachs Bank USA, as an Incremental Lender and a
Lender
By: /s/ Rebecca Kratz
Name: Rebecca Kratz
Title: Authorized Signatory

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JP Morgan Bank, N.A., as an Incremental Lender and a Lender
By: /s/ Amy M. Ukena
Name: Amy M. Ukena
Title: Vice President

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Morgan Stanley Bank, N.A., as an Incremental Lender and a Lender
By: /s/ Pramod Raju
Name: Pramod Raju
Title: Authorized Signatory

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Wells Fargo Bank, National Association, as an Incremental Lender and a Lender
By: /s/ Kirk Tesch
Name: Kirk Tesch
Title: Managing Director

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Royal Bank of Canada, as an Incremental Lender and a Lender
By: /s/ Amy S. Promaine
Name: Amy S. Promaine
Title: Authorized Signatory

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Regions Bank, as an Incremental Lender and a Lender
By: /s/ David A. Simmons
Name: David A. Simmons
Title: Senior Vice President

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IBERIABANK, as an Incremental Lender and a Lender
By: /s/ Joe Medori
Name: Joe Medori
Title: Senior Vice President

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Cadence Bank, NA, as an Incremental Lender and a Lender
By: /s/ Gaines Livingston
Name: Gaines Livingston
Title: VP

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Schedule A

Term Commitments of 2014A Term Lenders

2014A Incremental Lender	2014A Term Commitment
Barclays Bank PLC	$29,250,000.00
SunTrust Bank	$45,250,000.00
Bank of America, N.A.	$29,250,000.00
Citibank, N.A.	$29,250,000.00
Goldman Sachs Bank USA	$29,250,000.00
JP Morgan Bank, NA	$29,250,000.00
Morgan Stanley Bank, N.A.	$29,250,000.00
Wells Fargo Bank National Association	$29,250,000.00
Royal Bank of Canada	$24,000,000.00
Regions Bank	$16,000,000.00
Iberiabank	$7,500,000.00
Cadence Bank NA	$2,500,000.00
TOTAL	$300,000,000.00